EXHIBIT 99.1

May 8, 2024

Dear Stockholder:

As you may be aware by now, Alternative Liquidity GP LLC through its affiliate, Alternative Liquidity Index LP (collectively, “Alternative Liquidity Capital”), initiated an unsolicited tender offer (the “Alternative Liquidity Capital Offer”) to the stockholders of Procaccianti Hotel REIT, Inc. (the “Company”) to purchase up to 175,620 shares of the Company’s Class K common stock (the “Class K Shares”) and 61,825 shares of the Company’s Class K-I common stock (the “Class K-I Shares”, and together with the Class K Shares, the “Shares”) at a price of $2.35 per Share in cash (the “Offer Price”). The board of the directors of the Company (the “Board”) recommends that you REJECT the Alternative Liquidity Capital Offer and ignore the materials sent to you for the reasons discussed below.

Please note that Alternative Liquidity Capital is not affiliated with the Company or its advisor.

The Company is required by the Securities Exchange Act of 1934, as amended, and the rules and regulations under it, to inform you of its position, if any, with respect to the Alternative Liquidity Capital Offer. As a result, the Board: (1) consulted with members of the Company’s management, Procaccianti Hotel Advisors, LLC, the Company’s advisor, and such legal and other advisors as deemed appropriate by the Board; (2) reviewed the terms and conditions of the Alternative Liquidity Capital Offer; (3) considered other information relating to the Company’s historical financial performance, portfolio of assets and future opportunities; (4) evaluated various factors it deemed relevant in light of its knowledge of the Company’s business, financial condition, portfolio of assets and future prospects; and (5) took into account the fact that Alternative Liquidity Capital is making the Alternative Liquidity Capital Offer for investment purposes and with the intention of making a profit from the ownership of the Shares.

In determining that the Company should make a recommendation that stockholders reject the Alternative Liquidity Capital Offer, the Board considered, among other things, the following:

(i)	On June 27, 2023, the Board determined an estimated per share net asset value (the “Estimated Per Share NAV”) of $11.53 for each of the Class K Shares and Class K-I Shares as of March 31, 2023. The Estimated Per Share NAV was determined by the Board after an independent third-party valuation firm conducted a valuation analysis on the estimated value of the Company’s assets less the estimated value of its liabilities, divided by the approximate number of Shares outstanding, on a fully diluted basis, all as of March 31, 2023.[1] The Estimated Per Share NAV is $9.18 higher than the Offer Price on a per Share basis. Although the Estimated Per Share NAV does not represent the price that a stockholder could obtain in the open market, this is a material difference.

(ii)	The Company’s share repurchase program (the “SRP”) has been prorated in the last four quarters due to exceeding the limitation for funding repurchases with proceeds from the Company’s distribution reinvestment plan. We believe the Alternative Liquidity Capital Offer is an attempt to capitalize on the Company’s inability to fully repurchase all shares requested under the SRP.

1  For a full description of the methodologies and assumptions, as well as certain qualifications, used to value the Company’s assets and liabilities in connection with the calculation of Estimated Per Share NAV, see the Company’s Current Report on Form 8-K filed with the SEC on June 28, 2023.

1140 Reservoir Avenue s Cranston, Rhode Island 02920 s (401) 946-4600

(iii)	Stockholders who tender their Shares will assign their right to receive distributions that are paid after June 21, 2024 (or such other date to which the Alternative Liquidity Capital Offer may be extended).

(iv)	The Alternative Liquidity Capital Offer provides a means for stockholders to obtain liquidity with respect to their Shares, albeit at a lower price than the current Estimated Per Share NAV or what the Board believes to be the Shares’ long-term value.

In summary, the Board recommends that stockholders should reject the Alternative Liquidity Capital Offer.

The Board understands that you must make your own independent decision whether to tender or refrain from tendering your Shares of the Company’s common stock. The Company strongly urges you to carefully consider all aspects of the Alternative Liquidity Capital Offer in light of your own circumstances, including (i) your investment objectives, (ii) your financial circumstances, including your tolerance for risk and need for immediate liquidity that cannot be satisfied by other means, (iii) other financial opportunities available to you, (iv) your own tax position and tax consequences and (v) other factors you determine are relevant to your decision. You should carefully review all of the Tender Offer Materials sent to you by Alternative Liquidity Capital, as well as the Company’s publicly available annual, quarterly and other reports, and consult with your own financial, tax and other advisors in evaluating the Alternative Liquidity Capital Offer before deciding whether to tender your Shares of the Company’s common stock.

The Company urges stockholders to consult their financial advisor and exercise caution with respect to the Alternative Liquidity Capital Offer and other mini-tender offers. Mini-tender offers are offers to purchase less than 5% of a company’s outstanding shares. The SEC has cautioned investors about offers of this nature. Additional information about mini-tender offers is available on the SEC’s website at www.sec.gov/investor/pubs/minitend.htm.

PLEASE CONSULT WITH YOUR TAX ADVISOR ABOUT THE IMPACT OF A SALE ON YOUR OWN PARTICULAR SITUATION.

To accept the Alternative Liquidity Capital Offer, follow the instructions in the Tender Offer Materials provided to you by Alternative Liquidity Capital. To reject the Alternative Liquidity Capital Offer, simply ignore it; you do not need to respond to anything. If you have already agreed to tender your Shares pursuant to the Alternative Liquidity Capital Offer, you may withdraw your acceptance of the Alternative Liquidity Capital Offer by notifying Alternative Liquidity Capital at any time prior to the termination of the Alternative Liquidity Capital Offer. The Alternative Liquidity Capital Offer expires on June 21, 2024, unless extended by Alternative Liquidity Capital in accordance with the Tender Offer Materials.

Should you have any questions or need further information about your options, please feel free to contact Procaccianti Hotel REIT, Inc., 1140 Reservoir Avenue, Cranston, Rhode Island 02920-6320, Attention: Investor Relations (telephone number: (877) 227-4141).

Sincerely,

/s/ James A. Procaccianti
Name: James A. Procaccianti, Chief Executive Officer, President and Chairman of the Board of Directors

Forward-Looking Statements

Certain statements included in this letter that are not historical facts (including any statements concerning investment objectives, other plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are only predictions. We caution that forward-looking statements are not guarantees. Actual events or our investments and results of operations could differ materially from those expressed or implied in any forward-looking statements. Forward-looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology. The forward-looking statements included herein are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, availability of suitable investment opportunities; changes in interest rates; the availability and terms of financing; general economic conditions; market conditions; legislative and regulatory changes that could adversely affect the business of the Company; and other factors, including those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov.

Any of the assumptions underlying forward-looking statements could be inaccurate. You are cautioned not to place undue reliance on any forward-looking statements included in this letter. All forward-looking statements are made as of the date of this letter and the risk that actual results will differ materially from the expectations expressed in this letter will increase with the passage of time. Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements after the date of this letter, whether as a result of new information, future events, changed circumstances or any other reason. In light of the significant uncertainties inherent in the forward-looking statements included in this letter, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this letter will be achieved.

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